Sopheon plc Annual Report on Form 20-F	Exhibit 13.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Lloyd Michuda, as Chief Executive Officer of Sopheon plc hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the accompanying Annual Report on Form 20-F for the period ending December 31, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: Andrew Lloyd Michuda Name: Andrew Lloyd Michuda Title: Chief Executive Officer
Date: July 13, 2004

A signed original of this written statement required by Section 906 has been provided to Sopheon plc and will be retained by Sopheon Plc and furnished to the Securities and Exchange Commission or its staff upon request.